UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 March 29, 2007
                Date of Report (Date of earliest event reported)

                                 GTJ REIT, INC.
             (Exact name of registrant as specified in its Charter)


    Maryland                          0001368757                 20-5188065
(State or other jurisdiction    (Commission File Number)       (IRS Employer
 of incorporation)                                           Identification No.)

                                444 Merrick Road
                               Lynbrook, NY 11563
               (Address of principal executive offices) (Zip Code)

                                 (516) 881-3535
               Registrant's telephone number, including area code

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

     o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01   Completion of Acquisition or Disposition of Assets.

     The Registrant filed a registration statement under the Securities Act of 1933, as amended on Form S-11 on Form S-4 (the "Registration Statement"). The Registration Statement served as a proxy statement of Green Bus Lines, Inc., Triboro Coach Corp. and Jamaica Central Railways, Inc. (the "Bus Companies") in connection with a joint Special Meeting of Shareholders of the Bus Companies for approval of mergers of the Bus Companies with and into subsidiaries of the Registrant. The Registration Statement also covered the issuance of up to 10,000,000 shares of common stock of the Registrant in connection with the mergers and up to an additional 5,564,454 shares of common stock in connection with a subsequent distribution of earnings and profits by the Registrant, to be carried out as part of the Registrant's election to be taxed as a real estate investment trust.

     The joint Special Meeting of Shareholders of the Bus Companies was held on March 26, 2007 and the mergers were approved. On March 29, 2007, certificates of merger were filed with the Secretary of State of New York, an action which effectuated the mergers.

     As a result of the mergers, the Registrant, which prior to the mergers had no operations or assets, became the owner of the Bus Companies and their respective subsidiaries. The Registration Statement describes the bonuses and assets of the Bus Companies in detail, including their real estate holdings and operations, and the outdoor maintenance and paratransit businesses owned and operated collectively by the Bus Companies.

Item 9.01 Financial Statements and Exhibits

     The Registrant intends to file the historical and pro-forma financial statements by amendment to this Form 8-K.

Exhibit No. Description

99.01    Certificates of Merger of:

     (a) Green Bus Lines, Inc. with and into Green Acquisition, Inc.
     (b) Triboro Coach Corp. with and into Triboro Acquisition, Inc.
     (c) Jamaica Central Railways, Inc. with and into Jamaica Acquisition, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2007                      GTJ REIT, INC.

                                         By:     /s/ Michael Kessman
                                            ------------------------------------
                                                     Michael Kessman